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                                  EXHIBIT 32.2

                  Certification of the Chief Financial Officer
                      Pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Monadnock Bancorp, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karl
F. Betz, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002 and in connection with this quarterly report on Form 10-Q that:

      1. The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.

Date: May 6, 2008                      /s/ Karl F. Betz
                                       ----------------
                                       Karl F. Betz
                                       Senior Vice President and
                                       Chief Financial Officer

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